DFA COMMODITY STRATEGY PORTFOLIO

Ticker: DCMSX

DFA Investment Dimensions Group Inc.

6300 Bee Cave Road, Building One, Austin, TX 78746
Telephone:  (512) 306-7400

STATEMENT OF ADDITIONAL INFORMATION

November 2, 2010
(As Supplemented November 8, 2010)

This statement of additional information (“SAI”) relates to the shares of DFA Commodity Strategy Portfolio (the “Portfolio”) of DFA Investment Dimensions Group Inc. (the “Fund” or “DFAIDG”), an open-end management investment company.

This SAI is not a prospectus but should be read in conjunction with the Prospectus of the Portfolio, dated November 2, 2010, as amended from time to time.  As of November 2, 2010, the Portfolio had not yet commenced operations.  No financial information is shown for the Portfolio in the Fund’s annual report for the fiscal year ended October 31, 2010.  The Prospectus can be obtained by writing to the Fund at the above address or by calling the above telephone number.

PORTFOLIO CHARACTERISTICS AND POLICIES	1
INVESTMENT LIMITATIONS	1
BROKERAGE TRANSACTIONS	2
INVESTMENT STRATEGIES	2
INVESTMENTS IN THE SUBSIDIARY	11
CASH MANAGEMENT PRACTICES	12
CONVERTIBLE DEBENTURES	12
EXCHANGE TRADED FUNDS	12
DIRECTORS AND OFFICERS	13
SERVICES TO THE FUND	17
ADVISORY FEES	18
PORTFOLIO MANAGERS	19
GENERAL INFORMATION	19
CODE OF ETHICS	20
SHAREHOLDER RIGHTS	20
PRINCIPAL HOLDERS OF SECURITIES	20
PURCHASE OF SHARES	20
REDEMPTION AND TRANSFER OF SHARES	21
TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS	21
PROXY VOTING POLICIES	32
DISCLOSURE OF PORTFOLIO HOLDINGS	34
FINANCIAL STATEMENTS	35
PERFORMANCE DATA	35

PORTFOLIO CHARACTERISTICS AND POLICIES

The following information supplements the information set forth in the Prospectus of the Portfolio.  Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the Prospectus.

Dimensional Fund Advisors LP (the “Advisor” or “Dimensional”) serves as investment advisor to the Portfolio.  Dimensional is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

The Portfolio is non-diversified under the federal securities laws and regulations.

INVESTMENT LIMITATIONS

The Portfolio has adopted certain limitations which may not be changed without the approval of a majority of the outstanding voting securities of the Portfolio.  A “majority” is defined as the lesser of:  (1) at least 67% of the voting securities of the Portfolio (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Portfolio will not:

(1)
borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the Securities and Exchange Commission (the “SEC”);

(2)
make loans, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC; provided that in no event shall the Portfolio be permitted to make a loan to a natural person;

(3)
purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from: (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein; and (ii) purchasing or selling real estate mortgage loans;

(4)
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Portfolio from:  (i) engaging in transactions involving currencies and futures contracts and options thereon; or (ii) investing in securities or other instruments that are secured by physical commodities or by indices.  This restriction shall not prevent the Portfolio from purchasing or selling commodity-linked derivative instruments, including, but not limited to, swap agreements and commodity-linked structured notes, options, and futures contracts with respect to indices or individual commodities;

(5)	engage in the business of underwriting securities issued by others;

(6)	issue senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent permitted under the 1940 Act; or

(7)
concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or securities of other investment companies).

With respect to the investment limitation described in (1) above, the Portfolio will maintain asset coverage of at least 300% (as described in the 1940 Act), inclusive of any amounts borrowed, with respect to any borrowings made by the Portfolio.  The Portfolio does not currently intend to borrow money for investment purposes.

The Portfolio is required to operate in accordance with the SEC staff’s current position on illiquid assets, which limits investments in illiquid assets to 15% of the Portfolio’s net assets.

Unless otherwise indicated, all limitations applicable to the Portfolio’s investments apply only at the time that a transaction is undertaken.

The Portfolio has established a subsidiary, Dimensional Cayman Commodity Fund I Ltd. (the “Subsidiary”) for the purposes of conducting its investment operations.  With respect to its investments, the wholly-owned Subsidiary of the Portfolio formed in the Cayman Islands, will follow fundamental and non-fundamental investment restrictions substantially similar to those imposed on the Portfolio by the 1940 Act as described above.  The Portfolio and Subsidiary will test for compliance with certain investment restrictions on a consolidated basis, except that with respect to the Subsidiary’s investments that may involve leverage, the Subsidiary will comply with asset segregation requirements under the 1940 Act and the SEC’s interpretations thereof to the same extent as the Portfolio.

BROKERAGE TRANSACTIONS

The Portfolio acquires and sells securities on a net basis with dealers that are major market makers in such securities.  The Investment Committee of the Advisor selects dealers on the basis of their size, market making, and credit analysis ability.  When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Portfolio effects transactions.

Portfolio transactions will be placed with a view to receiving the best price and execution.  The Portfolio will seek to acquire and dispose of securities in a manner that would cause as little fluctuation in the market prices of securities being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view.  The Advisor monitors the performance of brokers that effect transactions for the Portfolio to determine the effect that the brokers’ trading has on the market prices of the securities in which the Portfolio invests.  The Advisor also checks the rate of commission being paid by the Portfolio to its brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.

Subject to the Portfolio’s duty to seek to obtain best price and execution, transactions may be placed with brokers that have assisted in the sale of Portfolio shares.  The Advisor, however, pursuant to policies and procedures approved by the Board of Directors of DFAIDG, is prohibited from selecting brokers and dealers to effect the Portfolio’s portfolio securities transactions based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by the Portfolio or any other registered investment companies.

The Advisor believes that it needs maximum flexibility to effect trades on a best execution basis.  As deemed appropriate, the Advisor places buy and sell orders for the Portfolio with various brokerage firms that may act as principal or agent.  The Advisor also may make use of direct market access and algorithmic program or electronic trading methods.  The Advisor may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in the Advisor’s execution strategies.

Transactions also may be placed with brokers who provide the Advisor or the sub-advisors with investment research, such as reports concerning individual issuers, industries, and general economic and financial trends, and other research services.  The investment advisory agreement permits the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer, or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the accounts under its management.  Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Portfolio.

INVESTMENT STRATEGIES

Commodity-Linked Derivatives.  The Portfolio invests in commodity-linked derivative instruments, such as swap agreements, commodity options, futures, options on futures, and structured notes.  The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity securities, fixed income securities and commodity spot prices.

The Portfolio intends to invest in instruments that are linked to some or all of the commodity market sectors under normal market conditions.  The five principal sectors include energy, livestock, agriculture, industrial metals, and precious metals.

In selecting investments for the Portfolio, the Advisor may evaluate the underlying commodity, futures contract, index, or other economic variable that is linked to the instrument, the issuer of the instrument, and whether the principal of the instrument is protected by any form of credit enhancement or guarantee.

Swap Agreements.  The Portfolio may enter into swap agreements with respect to commodities, interest rates and indexes of commodities or securities, specific securities and commodities, and mortgage, credit and event-linked swaps, and to the extent the Portfolio may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies.

The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The Portfolio intends to invest in commodity swap agreements.  An investment in a commodity swap agreement, for example, may involve the exchange of floating-rate interest payments for the total return on a commodity index.  In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, the Portfolio may pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Portfolio may pay an adjustable or floating fee.  With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, the Portfolio may be required to pay a higher fee at each swap reset date.

The Portfolio may enter into credit default swap agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  The Portfolio may be either the buyer or seller in a credit default swap transaction.  If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing.  However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.  As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.  Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments.  Consequently, the Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.  The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Directors of the Fund, to avoid any potential leveraging of the Portfolio’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  The Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty beyond any collateral received.  The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness as determined by the Adviser’s Investment Committee.

Pursuant to restrictions imposed on the Portfolio by the Internal Revenue Code of 1986, as amended (the “Code”), which limit the Portfolio’s ability to use swap agreements, the Portfolio limits its direct investments in commodity-linked swap agreements so that the income derived from all agreements linked to commodities at the Portfolio level does not exceed 10% of the Portfolio’s gross income.

The types of swap agreements in which the Portfolio intends to invest do not involve the delivery of securities, other underlying assets, or principal.  Accordingly, the risk of loss is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.  If the other party to the swap agreement defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive.  To the extent that the net amount payable by the Portfolio under a swap are held in a segregated account consisting of cash or liquid securities, the Portfolio and the Advisor believe that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restriction.

The Subsidiary may invest without limit in commodity-linked swap agreements.

The Subsidiary will comply with the asset segregation requirements to the same extent as the Portfolio.

Commodity-Linked Notes. The Portfolio may gain exposure to the commodities markets through commodity-linked structured notes, swap agreements and commodity futures and options.  These instruments have one or more commodity-dependent components.  They are derivative instruments because at least part of their value is derived from the value of an underlying commodity index, commodity futures contract, index, or other readily measurable economic variable.  The Portfolio may invest, either directly or though investments in the Subsidiary, in commodity-linked structured notes, futures and swap agreements whose performance is linked to individual commodities or commodity indices, such as the Dow Jones-UBS Commodity Index Total Return, the S&P GSCI Commodity Index, or other similar indices, and options on them.

Limitations on Leverage.  As discussed in the Prospectus, some of the commodity-linked notes in which the Portfolio invests may involve leverage.  Economic leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would expect to receive based on the amount contributed to the investment.  Economically leveraged derivative instruments can increase the gain or the loss associated with changes in the value of the underlying instrument.  The Portfolio will seek to limit the amount of economic leverage the Portfolio has under any one commodity-linked note in which the Portfolio it invests and the leverage of the Portfolio’s overall portfolio.  The Portfolio will not invest in a commodity-linked note if, at the time of purchase:

1.	the note’s “leverage ratio” exceeds 300% of the price increase (or decrease) in the underlying index, commodity or group of commodities; or

2.	the Portfolio’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase.

“Leverage ratio” is the expected increase in the value of a derivative instrument, assuming a one percent increase in the underlying index.  In other words, for a derivative instrument with a leverage factor of 150%, a 1% gain in the underlying index would be expected to result in a 1.5% gain in value for the derivative instrument.  “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in the Portfolio’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values.  To the extent that the policy on the Portfolio’s use of leverage stated above conflicts with the 1940 Act or the rules and regulations thereunder, the Portfolio will comply with the applicable provisions of the 1940 Act.

Principal Protection.  Commodity-linked structured notes and certain other commodity-linked instruments may be principal protected, partially protected, or offer no principal protection.  A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity.  Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Portfolio will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked instrument, the Portfolio would receive at maturity the greater of the par value of the note or the increase in value of the underlying commodity index.  This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity index.  This optionality can be added to an instrument, but only for a cost higher than that of a partially protected (or no protection) instrument.  The Advisor’s decision on whether to use principal protection depends in part on the cost of the protection.

In addition, the utility of the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer.

With full principal protection, the Portfolio will receive at the maturity of the commodity-linked instrument either the stated par value of the commodity-linked instrument, or, potentially, an amount greater than the stated par value if the underlying commodity index, futures contract, or economic variable to which the commodity-linked instrument is linked has increased in value.  Partially protected commodity-linked instruments may suffer some loss of principal if the underlying commodity index, futures contract, or economic variable to which the commodity-linked instrument is linked declines in value during the term of the commodity-linked instrument.  However, partially protected commodity-linked instruments have a specified limit as to the amount of principal that the instruments may lose.

The Portfolio also may invest in commodity-linked instruments that offer no principal protection.  At maturity, there is a risk that the underlying commodity index, futures contract, or other economic variable may have declined sufficiently in value such that some or all of the face value of the instrument might not be returned.  Some of the instruments that the Portfolio may invest in may have no principal protection and the instrument could lose all of its value.

With a partially protected or no principal protection commodity-linked instrument, the Portfolio may receive at maturity an amount less than the instrument’s par value if the commodity index or other economic variable value to which the note is linked declines over the term of the note.  The Advisor, at its discretion, may invest in a partially protected principal structured note or, within the 10% limitation set forth above, a note without principal protection.  In deciding to purchase a note without principal protection, the Advisor may consider, among other things, the expected performance of the underlying commodity index, commodity futures contract, or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Advisor believes are relevant.

Regulatory Aspects.  Certain structured notes and swap agreements are exempt from most provisions of the Commodity Exchange Act (the “CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission.  To qualify for this exemption, a structured note or swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million.  In addition, an eligible structured note or swap transaction must meet three conditions.  First, the structured note or swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms.  Second, the creditworthiness of parties with actual or potential obligations under the structured note or swap agreement must be a material consideration in entering into or determining the terms of the instrument, including pricing, cost or credit enhancement terms.  Third, structured notes or swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.  The Portfolio may invest in commodity-linked structured notes or swap agreements and other commodity-linked instruments that qualify for exclusion from regulation under the CEA and the regulations adopted thereunder.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 that recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations.  The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Futures Activities

The Portfolio may enter into commodity, foreign currency, interest rate and commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.  The Portfolio invests in futures contracts on individual commodities or a subset of commodities and options on them through the Portfolio’s investment in the Subsidiary.  These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate, or interest rate.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

The Portfolio reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Portfolio’s policies. The Portfolio is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA and, therefore, who is not subject to registration or regulation as a pool operator under the CEA. As a result, the Portfolio is not restricted in its ability to enter into futures contracts and options thereon under regulations of the CFTC.

Futures Contracts.  A commodity futures contract provides for the future sale by one party and the future purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place.  A foreign currency futures contract provides for the future sale by one party and the future purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place.  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities and commodities indexes are typically capitalization or production weighted, respectively.  A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.  The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

Except for commissions, no consideration is paid or received by the Portfolio upon entering into a futures contract. Instead, the Portfolio is required to segregate with its futures commission merchant an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount).  This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.  The broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses.  The Portfolio also will incur brokerage costs in connection with entering into futures contracts.

At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract.  Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange).  No secondary market for such contracts exists.  Although the Portfolio may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time.  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Portfolio to substantial losses.  In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. In such situations, if the Portfolio had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so.  In addition, if the transaction is entered into for hedging purposes, in such circumstances the Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position.  Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio’s performance.

Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities, such as stocks and bonds.  To the extent that the Portfolio invests in commodity futures contracts, the assets of the Portfolio, and therefore the prices of the Portfolio’s shares, may be subject to greater volatility.

There are additional factors associated with commodity futures contracts which may subject the Portfolio’s investments in the contracts to greater volatility than investments in traditional securities.  Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity.  The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity.  To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.  In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow.  In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity.  Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity.  The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Portfolio.  If the nature of hedgers and speculators in futures markets has shifted when it is time for the Portfolio to reinvest the proceeds of a maturing futures contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.  The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.  Certain commodities are also subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

Options on Futures Contracts.  The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions.  There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.  The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).  Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

Hedging Generally.  The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position.  A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.  As a result, the use of options and futures transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged.  In addition, the movement in the portfolio position hedged may not be of the same magnitude as the movement in the hedge.  With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Portfolio, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio’s assets.

In hedging transactions based on an index, whether the Portfolio will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security.  The risk of imperfect correlation increases as the composition of the Portfolio’s portfolio varies from the composition of the index.  In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Portfolio’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position.  Such “over hedging” or “under hedging” may adversely affect the Portfolio’s net investment results if the markets do not move as anticipated when the hedge is established.

Securities index futures transactions may be subject to additional correlation risks.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the securities index and futures markets.  Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market also may cause temporary price distortions.  Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

The Portfolio will engage in hedging transactions and there can be no assurance that the use of these transactions will be successful.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends.  Losses incurred in hedging transactions and the costs of these transactions will affect the Portfolio’s performance.

To the extent that the Portfolio engages in commodity-linked derivatives and in the strategies described below, the Portfolio may experience losses greater than if these strategies had not been utilized.  In addition to the risks described, these instruments may be illiquid and/or subject to trading limits, and the Portfolio may be unable to close out a position without incurring substantial losses, if at all.  The Portfolio is also subject to the risk of a default by a counterparty to an off-exchange transaction.

Options and Currency Exchange Transactions.  The Portfolio may purchase and write (sell) options on securities, securities indices, currencies, swap agreements and commodity indices for hedging purposes. The Portfolio may enter into futures contracts and options on futures contracts on securities, securities and commodity indices, currencies and commodities and may engage in spot and forward currency exchange transactions (known as “foreign exchange transactions”) for these same purposes. The amount of assets considered to be “at risk” in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

Currency Transactions. The value in U.S. dollars of the assets of the Portfolio that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Portfolio may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies and may be entered into for hedging purposes or to seek to enhance total return (speculation). The Portfolio will conduct its currency exchange transactions on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currency.  The Portfolio may also enter into currency futures contracts or options on such contracts (as described below) or purchase exchange-traded currency options.

Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, the Portfolio either may sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset the Portfolio’s contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Portfolio. To the extent the Portfolio engages in forward currency contracts to generate current income, the Portfolio will be subject to these risks which the Portfolio might otherwise avoid (e.g., through use of hedging transactions).

Currency Options.  The Portfolio may purchase exchange-traded put and call options on foreign currencies.  Put options convey the right to sell the underlying currency at a price that is anticipated to be higher than the spot price of the currency at the time the option is exercised.  Call options convey the right to buy the underlying currency at a price that is expected to be lower than the spot price of the currency at the time the option is exercised.

Currency Hedging.  The Portfolio’s currency hedging will be limited to hedging involving either specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of the Portfolio’s portfolio securities.  Position hedging is the sale of forward currency with respect to portfolio security positions.  The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

A decline in the U.S. dollar value of a foreign currency in which the Portfolio’s securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options.  If the value of the foreign currency does decline, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted.  Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs.  Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved.  Instead, profit to the currency trader is included in the purchase price.  Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time currency hedges also limit any potential gain that might result should the value of the currency increase.  If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level the Portfolio anticipates.

While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, the values will not reflect other factors that may affect the value of the Portfolio’s investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Portfolio’s investments denominated in that currency.  A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Portfolio against a price decline if the issuer’s creditworthiness deteriorates.

Commodities and Securities Index Options. The Portfolio may purchase and write exchange- or board of trade-listed and OTC put and call options on commodities and securities indexes.  A commodities index measures the movement of a certain group of commodities by assigning relative values to the commodities included in the index, fluctuating with changes in the market values of the commodities included in the index.  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index.

Some commodities index options are based on a broad market index, such as the Dow Jones-UBS Commodity Index, or a narrower sub-index covering a single commodity or a themed basket of commodities.

Options on commodities and securities indexes are similar to options on commodities and securities, respectively, except that the delivery requirements are different.  Instead of giving the right to take or make delivery of commodities or securities, respectively, at a specified price, an option on a commodities or securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”

Receipt of this cash amount will depend upon the closing level of the commodities or securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple.

The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Commodities and securities index options may be offset by entering into closing transactions as described above for commodities and securities options.

Uncovered Options Transactions.  The Portfolio may write options that are not covered (or so called “naked options”) on portfolio securities.  When the Portfolio sells an uncovered call option, it does not simultaneously have a long position in the underlying security.  When the Portfolio sells an uncovered put option, it does not simultaneously have a short position in the underlying security.  Uncovered options are riskier than covered options because there is no underlying security held by the Portfolio that can act as a partial hedge.  Uncovered calls have speculative characteristics and the potential for loss is unlimited.  There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.  Uncovered put options have speculative characteristics and the potential loss is substantial.

OTC Options.  The Portfolio may purchase OTC or dealer options or sell covered OTC options.  Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options.  A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option.  If the Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Portfolio will generally be able to realize the value of a dealer option the Portfolio has purchased only by exercising the option or reselling the option to the dealer who issued the option.  Similarly, when the Portfolio writes a dealer option, the Portfolio generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option.  Although the Portfolio will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration.  The inability to enter into a closing transaction may result in material losses to the Portfolio.  Until the Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, the Portfolio will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised.  This requirement may impair the Portfolio’s ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

Asset Coverage for Forward Contracts, Swap Agreements, Options, Futures and Options on Futures.  The Portfolio will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; swap agreements; options written by the Portfolio on commodities, currencies, securities and commodity and security indexes; and currency, interest rate and commodity and security index futures contracts and options on these futures contracts.  These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Portfolio’s obligations with respect to these strategies are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.  The Subsidiary will comply with these asset segregation requirements to the same extent as the Portfolio.

For example, a call option written by the Portfolio on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis.  A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price.  The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of the put option sold by the Portfolio. If the Portfolio holds a futures or forward contract, the Portfolio could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation.

Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

INVESTMENTS IN THE SUBSIDIARY

The Portfolio may invest up to 25% of its total assets in the shares of its wholly-owned and controlled Subsidiary, as determined at the time of investment.  Under normal market conditions the Portfolio intends to invest between 15% and 25% of its assets in the Subsidiary, provided, however, that if future regulatory or legislative changes alter the tax treatment of commodity-linked derivatives, the Portfolio may no longer invest in the Subsidiary. Investments in the Subsidiary are expected to provide the Portfolio with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS revenue rulings, as discussed below under “Taxation of the Portfolio and its Shareholders–Investments in Commodities.”  The Subsidiary is advised by the Advisor and has the same investment objective as the Portfolio.  The Subsidiary may invest in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them.  These investments are subject to substantially similar fundamental, non-fundamental, and certain other investment restrictions as imposed on the Portfolio by the 1940 Act, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.  The Subsidiary is managed pursuant to substantially similar compliance policies and procedures, as the policies and procedures adopted by the Portfolio pursuant to the 1940 Act.  The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors.  The Portfolio is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures, and options on futures.  Although the Portfolio may enter into these commodity-linked derivative instruments directly, the Portfolio likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary.  To the extent that the Advisor believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity index-linked notes, the Portfolio may invest in the Subsidiary.  The Subsidiary also will invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives position.

The derivative instruments in which the Portfolio and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices.  Additionally, the Portfolio or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts, including swaps on commodity futures.  The Portfolio’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates, or contract months than those specified by a particular commodity index.  As a result, the commodity-linked derivatives component of the Portfolio’s portfolio may deviate from the returns of any particular commodity index.  The Portfolio or the Subsidiary also may overweight or underweight its exposure to a particular commodity index or a subset of commodities, such that the Portfolio has greater or lesser exposure to that index than the value of the Portfolio’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index.  The portion of the Portfolio’s or Subsidiary’s assets exposed to any particular commodity or commodity sector will vary based on market conditions, but from time to time the portion could be substantial.  To the extent that the Portfolio invests in the Subsidiary, the Portfolio may be subject to the risks associated with those derivative instruments and other securities discussed above.

The Subsidiary has an investment management agreement with the Advisor pursuant to which the Advisor manages the assets of the Subsidiary. For the investment advisory services it provides, the Advisor is entitled to a fee from the Subsidiary equal to 0.30% of the Subsidiary’s average net assets on an annualized basis.  Pursuant to a contractual agreement, the Advisor has agreed to waive the management fee of the Subsidiary.  Pursuant to Sub-Advisory Agreements with the Advisor, each of DFA Australia Limited (“DFA Australia”), Level 43 Gateway, 1 Macquarie Place, Sydney, New South Wales 2000, Australia, and Dimensional Fund Advisors Ltd. (“DFAL”), 20 Triton Street, Regent's Place, London, NW13BF, United Kingdom, a company organized under the laws of England, may have the authority and responsibility to select brokers and dealers to execute securities transactions for the Subsidiary.  The duties of each of DFA Australia and DFAL may include the maintenance of a trading desk for the Subsidiary and the determination of the best and most efficient means of executing securities transactions.  On at least a semi-annual basis, the Advisor reviews the holdings of the Subsidiary and reviews the trading process and the execution of securities transactions.  The Advisor is responsible for determining those securities which are eligible for purchase and sale by the Subsidiary and may delegate this task, subject to the Advisor’s own review, to DFA Australia and/or DFAL.  DFA Australia may maintain and furnish to the Advisor information and reports on Japanese and Asia Pacific Rim small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the subsidiary as well as making recommendations and elections on corporate actions.  DFAL may maintain and furnish to the Advisor information and reports on United Kingdom and European small companies, including its recommendations of securities to be added to the securities that are eligible for purchase by the Subsidiary as well as making recommendations and elections on corporate actions.  DFAL is a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England.  The Subsidiary has entered into an administration agreement with the Advisor pursuant to which the Advisor provides certain administrative services to the Subsidiary, but receives no additional compensation for doing so.  The Subsidiary also has entered into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Portfolio.

 The financial statements of the Subsidiary will be included in the Portfolio’s future annual and semi-annual reports (which will include the Subsidiary’s full audited financial statements and unaudited financial statements, respectively) provided to Portfolio shareholders.  Copies of the reports are provided without charge upon request.

The Subsidiary is not registered under the 1940 Act, and unless otherwise noted in the Prospectus or this SAI, is not subject to all of the investor protections of the 1940 Act.  However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary both are managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders.  The Fund’s Board has oversight responsibility for the investment activities of the Portfolio, including its investment in the Subsidiary, and the Portfolio’s role as sole shareholder of the Subsidiary.  As noted above, the Subsidiary will be subject to substantially similar investment restrictions and limitations, and follow substantially similar compliance policies and procedures, as required of the Portfolio by the 1940 Act.  In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Prospectus and the SAI, and could adversely affect the Portfolio.  For example, the Cayman Islands currently does not impose any income, corporate, or capital gains tax, estate duty, inheritance tax, gift tax, or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders likely would suffer decreased investment returns.

CASH MANAGEMENT PRACTICES

The Portfolio may engage in cash management practices in order to earn income on uncommitted cash balances.  Generally, cash is uncommitted pending investment in other securities, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable.  For example, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.

The Portfolio may invest cash in short-term repurchase agreements.  In addition, the Portfolio may invest, under normal circumstances, up to 20% of its assets in money market instruments, highly liquid debt securities, freely convertible currencies; and affiliated and unaffiliated registered and unregistered money market funds.  With respect to fixed income instruments, except in connection with corporate actions, the Portfolio will invest in instruments that at the time of purchase have an investment grade rating by a rating agency or are deemed to be investment grade by the Advisor.  Investments in money market mutual funds may involve duplication of certain financial expenses.  The percentage guideline set forth above is not an absolute limitation, but the Portfolio does not exceed this guideline under normal circumstances.

CONVERTIBLE DEBENTURES

The Portfolio may invest up to 5% of its assets in convertible debentures issued by non-U.S. companies located in the countries in which it is permitted to invest.  Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock.  These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security).  While providing a fixed income stream (generally higher in yield than the income derived from a common stock, but lower than that afforded by a non-convertible debenture), a convertible debenture also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which the debenture is convertible.  As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock.  To obtain such a higher yield, the Portfolio may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock.  Common stock acquired by the Portfolio upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Portfolio with opportunities that are consistent with the its  investment objective and policies.

EXCHANGE TRADED FUNDS

The Portfolio also may invest in Exchange Traded Funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity.  An ETF is an investment company whose goal is to track or replicate a desired index, such as a sector, market or global segment.  ETFs are passively managed, and traded similar to a publicly traded company.  The risks and costs of investing in ETFs are comparable to investing in a publicly traded company.  The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  When the Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

DIRECTORS AND OFFICERS

Directors

Organization of the Board

The Board of Directors of the Fund (the “Board”) is responsible for establishing the Fund’s policies and for overseeing the management of the Fund.  The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund.  The Board of Directors of the Fund is comprised of two interested Directors and five disinterested Directors.  David G. Booth, an interested Director, is Chairman of the Board.  The Board has not found it necessary to appoint a lead disinterested Director because it believes that the existing structure of the Board allows for effective communication among the disinterested Directors, between the disinterested Directors and interested Directors, as well as between the disinterested Directors and management.  The existing Board structure for the Fund also provides the disinterested Directors with adequate influence over the governance of the Board and the Fund, while also providing the Board with the invaluable insight of the two interested Directors, who, as both officers of the Fund and the Advisor, participate in the day-to-day management of the Fund’s affairs, including risk management.

The agenda for each quarterly meeting of the Board is provided at least two weeks prior to the meeting to the disinterested Directors in order to provide the Directors with the opportunity to contact Fund management and/or the disinterested Directors’ independent counsel regarding agenda items.  In addition, the disinterested Directors regularly communicate with Mr. Booth regarding items of interest to them in between regularly scheduled meetings of the Board.  The Board of the Fund meets in person at least four times each year and by telephone at other times.  At each in-person meeting, the disinterested Directors meet in executive session with their independent counsel to discuss matters outside the presence of management.

The Board has three standing committees, an Audit Committee, a Nominating Committee and a Portfolio Performance and Service Review Committee (“Performance Committee”) that are composed entirely of disinterested Directors.  As described below, through these Committees, the disinterested Directors have direct oversight of the Fund’s accounting and financial reporting policies, the selection and nomination of candidates to the Fund’s Board and the review of the investment performance of the series of the Fund and the performance of the Fund’s service providers.

The Board’s Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith.  The Audit Committee for the Board oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board.  The Audit Committee for the Board recommends the appointment of the Fund’s independent registered public accounting firm and also acts as a liaison between the Fund’s independent registered public accounting firm and the full Board.  There were two Audit Committee meetings held for the Fund during the fiscal year ended October 31, 2009.

The Board’s Nominating Committee is comprised of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Myron S. Scholes and Abbie J. Smith.  The Nominating Committee for the Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full board.  The Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  There were no Nominating Committee meetings held for the Fund during the fiscal year ended October 31, 2009.

The Board’s Performance Committee is comprised of George M. Constantinides, Roger G. Ibbotson, Abbie J. Smith, John P. Gould and Myron S. Scholes.  The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series, including the Portfolios, and reviews the performance of the Fund’s service providers.  There were six Performance Committee meetings held for the Fund during the fiscal year ended October 31, 2009.

The Board of the Fund, including all of the disinterested Directors, oversees and approves the contracts of the third party service providers that provide advisory, administrative, custodial and other services to the Fund.

Board Oversight of Risk Management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor.  These reports address certain investment, valuation and compliance matters.  The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the initiative of the Advisor.  In addition, the Audit Committee of the Board meets regularly with management of the Advisor to review reports on the Advisor’s examinations of functions and processes that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund’s portfolios.  The Board discusses these reports and the portfolios’ performance and investment risks with management of the Advisor at the Board’s regular meetings.  The Investment Committee of the Advisor meets regularly to discuss a variety of issues, including the impact that the investment in particular securities or instruments, such as derivatives, may have on the portfolios.  To the extent that the Investment Committee of the Advisor decides to materially change an investment strategy or policy of a portfolio and such change could have a significant impact on the portfolio’s risk profile, the Advisor will present such change to the Board for their approval.

With respect to valuation, the Advisor and the Fund’s Administrative and Accounting Agent provide regular written reports to the Board that enables the Board to review fair valued securities in a particular portfolio.  Such reports also include information concerning illiquid and any worthless securities held by each portfolio.  In addition, the Fund’s Audit Committee reviews valuation procedures and pricing results with the Fund’s independent registered public accounting firm in connection with such Committee’s review of the results of the audit of each portfolio’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks.  As required under SEC rules, the disinterested Directors meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board.  The Fund’s Board adopts compliance policies and procedures for the Fund and receives information about the compliance procedures in place for the Fund’s service providers.  The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Advisor periodically provides information to the Board relevant to enterprise risk management describing the way in which certain risks are managed at the complex-wide level by the Advisor.  Such presentations include areas such as counter-party risk, material fund vendor or service provider risk, investment risk, reputational risk, personnel risk and business continuity risk.

Director Qualifications

When a vacancy occurs on the Board, the Nominating Committee of the Board evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers.  The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among Board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of a Fund’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Committee.  Such recommendations shall be directed to the Secretary of the Fund at 6300 Bee Cave Road, Building One, Austin, Texas 78746.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each portfolio of the Fund that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.  The Committee also may seek such additional information about the nominee as the Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

The Nominating Committee of the Board believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified individuals to serve as members of the Board.  The Fund’s Board believes that each Director currently serving on the Board has the experience, qualifications, attributes and skills to allow the Board to effectively oversee the management of the Fund and protect the interests of shareholders.  The Board noted that each Director had professional experience in areas of importance for investment companies.  The Board considered that each disinterested Director held an academic position in the areas of finance, economics or accounting.  The Board also noted that John P. Gould, Myron S. Scholes and Abbie J. Smith each had experience serving as a director on the boards of operating companies and/or other investment companies.  In addition, the Board considered that David G. Booth and Eduardo A. Repetto contributed valuable experience due to their positions with the Advisor.  Certain biographical information for each disinterested Director and each interested Director of the Fund is set forth in the tables below, including a description of each Director’s experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

Disinterested Directors

Name, Address and Age	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held During Past 5 Years
George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 62	Director	Since 1983	Leo Melamed Professor of Finance, University of Chicago Booth School of Business.	88 portfolios in 4 investment companies	None
John P. Gould University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	Director	Since 1986
Steven G. Rothmeier Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext Inc. (1999-2006). Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).
				88 portfolios in 4 investment companies	Trustee, Harbor Funds (registered investment company) (28 Portfolios) (since 1994).
Roger G. Ibbotson Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 67	Director	Since 1981
Professor in Practice of Finance, Yale School of Management (since 1984). Consultant to Morningstar, Inc. (since 2006). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting) (1977-2006). Formerly, Director, BIRR Portfolio Analysis, Inc. (software products) (1990-2010).
				88 portfolios in 4 investment companies	None
Myron S. Scholes c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 Age: 68	Director	Since 1981
Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Formerly, Chairman, Platinum Grove Asset Management L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004).
				88 portfolios in 4 investment companies	Director, American Century Fund Complex (registered investment companies) (40 Portfolios) (since 1980). Formerly, Director, Chicago Mercantile Exchange (2001-2008).
Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	Director	Since 2000
Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980); Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008).
88 portfolios in 4 investment companies
Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (3 investment companies within the fund complex) (52 portfolios) (since 2009).

Interested Directors

The following Interested Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the 1940 Act, due to their positions with the Advisor.

Name Address and Age	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex2 Overseen	Other Directorships of Public Companies Held
David G. Booth 6300 Bee Cave Road, Building One Austin, TX 78746 Age: 63	Chairman, Director, President and Co-Chief Executive Officer	Since 1981
Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company.  Chairman, Director, President and Co-Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer.  Director of Dimensional Funds PLC and Dimensional Funds II PLC.  Chairman and President of Dimensional SmartNest LLC and Dimensional SmartNest (US) LLC.  Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago.  Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director, Dimensional Cayman Commodity Fund I Ltd.
				88 portfolios in 4 investment companies	None
Eduardo A. Repetto 6300 Bee Cave Road, Building One Austin, TX 78746 Age: 43	Director, Co-Chief Executive Officer and Chief Investment Officer	Since 2009
Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC and Dimensional Cayman Commodity Fund I Ltd.
				88 portfolios in 4 investment companies	None

1	Each Director holds office for an indefinite term until his or her successor is elected and qualified.

2
Each Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which include:  the Fund; Dimensional Investment Group Inc. (“DIG”); The DFA Investment Trust Company (the “Trust”); and Dimensional Emerging Markets Value Fund (“DEM”).  Each Disinterested Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Information relating to each Director’s ownership (including the ownership of his or her immediate family) in the Portfolio and in all registered investment companies in the DFA Fund Complex as of December 31, 2009, is set forth in the chart below.  Because the Portfolio has not yet commenced operations prior to the date of this SAI, the Directors do not own any shares of the Portfolio.

Name	Dollar Range of Portfolio Shares Owned	Aggregate Dollar Range of Shares Owned in All Funds Overseen by Director in Family of Investment Companies
Disinterested Directors:
George M. Constantinides	None	None Directly; Over $100,000 in Simulated Funds**
John P. Gould	None	None Directly; Over $100,000 in Simulated Funds**
Roger G. Ibbotson	None	Over $100,000; Over $100,000 in Simulated Funds**
Myron S. Scholes	None	$50,001-$100,000; Over $100,000 in Simulated Funds**
Abbie J. Smith	None	None Directly; Over $100,000 in Simulated Funds**
Interested Directors:
David G. Booth	None	Over $100,000
Eduardo A. Repetto	None	Over $100,000

**
As discussed below, the compensation to certain of the disinterested Directors may be in amounts that correspond to a hypothetical investment in a cross-section of the DFA Funds.  Thus, the disinterested Directors who are so compensated experience the same investment returns that are experienced by shareholders of the DFA Funds although the disinterested Directors do not directly own shares of the DFA Funds.

Set forth below is a table listing, for each Director entitled to receive compensation, the compensation received from the Fund during the fiscal year ended October 31, 2009 and the total compensation received from all four registered investment companies for which the Advisor served as investment advisor during that same fiscal period.  The table also provides the compensation paid by the Fund to the Fund’s Chief Compliance Officer for the fiscal year ended October 31, 2009.

Name and Position	Aggregate Compensation from the Fund*	Pension or Retirement Benefits as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and DFA Fund Complex Paid to Directors†
George M. Constantinides Director	$99,974	N/A	N/A	$175,000
John P. Gould Director	$99,974	N/A	N/A	$175,000
Roger G. Ibbotson Director	$105,551	N/A	N/A	$185,000
Robert C. Merton** Director	$99,974	N/A	N/A	$175,000
Myron S. Scholes Director	$99,974	N/A	N/A	$175,000
Abbie J. Smith Director	$99,974	N/A	N/A	$175,000
Christopher S. Crossan Chief Compliance Officer	$196,702	N/A	N/A	N/A

†
The term DFA Fund Complex refers to the four registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors/trustees on the Boards of Directors/Trustees of such companies.

*
Under a deferred compensation plan (the “Plan”) adopted effective January 1, 2002, the disinterested Directors of the Fund may defer receipt of all or a portion of the compensation for serving as members of the four Boards of Directors/Trustees of the investment companies in the DFA Fund Complex (the “DFA Funds”).  Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of the DFA Funds (the “Reference Funds” or “Simulated Funds”).  The amounts ultimately received by the disinterested Directors under the Plan will be directly linked to the investment performance of the Reference Funds.

Deferral of fees in accordance with the Plan will have a negligible effect on a fund’s assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any disinterested Director or to pay any particular level of compensation to the disinterested Director.  The total amount of deferred compensation accrued by the disinterested Directors from the DFA Fund Complex who participated in the Plan during the fiscal year ended October 31, 2009 is as follows:  $185,000 (Mr. Ibbotson); $25,000 (Mr. Scholes); and $25,000 (Ms. Smith).  A disinterested Director’s deferred compensation will be distributed at the earlier of:  (a) January in the year after the disinterested Director’s resignation from the Boards of Directors/Trustees of the DFA Funds, or death or disability, or (b) five years following the first deferral, in such amounts as the disinterested Director has specified.  The obligations of the DFA Funds to make payments under the Plan will be unsecured general obligations of the DFA Funds, payable out of the general assets and property of the DFA Funds.

**	Mr. Merton resigned from the Board effective December 1, 2009.

Officers

Below is the name, age, information regarding positions with the Fund and the principal occupation for each officer of the Fund.  The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746.  Each of the officers listed below holds the same office (except as otherwise noted) in the following entities:  Dimensional, Dimensional Holdings Inc., DFA Securities LLC, the Fund, DIG, the Trust, and DEM (collectively, the “DFA Entities”).

Name and Age	Position	Term of Office1 and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal Age: 47	Vice President and Chief Learning Officer	Since 2008	Vice President of all the DFA Entities. Chief Learning Officer of Dimensional Fund Advisors LP (since September 2008). Formerly Regional Director of Dimensional Fund Advisors LP (2004-2008).
Darryl D. Avery Age: 43	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow Age: 54	Vice President	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Age: 41	Vice President	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional Fund Advisors LP (since November 1997).
Valerie A. Brown Age: 43	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
David P. Butler Age: 45	Vice President	Since 2007
Vice President of all the DFA Entities. Director of Global Financial Advisor Services of Dimensional Fund Advisors LP (since 2008). Formerly, Director US Financial Advisor Services of Dimensional Fund Advisors LP (since January 2005).

Joseph H. Chi Age: 43	Vice President	Since 2009
Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002 – August 2005).

Stephen A. Clark Age: 37	Vice President	Since 2004	Vice President of all the DFA Entities.
Robert P. Cornell Age: 60	Vice President	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional Fund Advisors LP (since August 1993).
Christopher S. Crossan Age: 44	Vice President and Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Age: 53	Vice President	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Age: 52	Vice President	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard Age: 38	Vice President	Since 2010
Vice President of all the DFA Entities. Research Associate for Dimensional Fund Advisors, LP (since August 2008). Formerly, Research Assistant for DFA from April 2006 – August 2008. Prior to April 2006, Manager at Hilton Hotels Corp. (September 2004 – April 2006).

Robert W. Dintzner Age: 39	Vice President	Since 2001	Vice President of all the DFA Entities. Chief Communications Officer (since 2010).
Beth Ann Dranguet Age: 39	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999 – July 2007).
Kenneth Elmgren Age: 55	Vice President	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Age: 44	Vice President and Assistant Secretary	Since 1998
Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Age: 49	Vice President	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Age: 38	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall Age: 35	Vice President	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since September 2004).
Jeremy P. Freeman Age: 39	Vice President	Since 2009
Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998 – June 2006).

Mark R. Gochnour Age: 42	Vice President	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional Fund Advisors LP.
Henry F. Gray Age: 42	Vice President	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
John T. Gray Age: 35	Vice President	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional Fund Advisors LP (January 2005 to February 2007).
Joel H. Hefner Age: 42	Vice President	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional Fund Advisors LP (since June 1998).
Julie C. Henderson Age: 35	Vice President and Fund Controller	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin B. Hight Age: 42	Vice President	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional Fund Advisors LP (March 2003 to March 2005).
Christine W. Ho Age: 42	Vice President	Since 2004	Vice President of all the DFA Entities.
Jeff J. Jeon Age: 36	Vice President	Since 2004	Vice President of all the DFA Entities.
Patrick M. Keating Age: 55	Vice President	Since 2003
Vice President of all the DFA Entities and Chief Operating Officer of Dimensional Fund Advisors LP. Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

David M. Kershner Age: 38	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Joseph F. Kolerich Age: 38	Vice President	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since April 2001).
Michael F. Lane Age: 42	Vice President	Since 2004	Vice President of all the DFA Entities.
Kristina M. LaRusso Age: 34	Vice President	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional Fund Advisors LP (March 2003 to December 2006).
Juliet H. Lee Age: 39	Vice President	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional Fund Advisors LP (since January 2004).
Apollo D. Lupescu Age: 40	Vice President	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since February 2004).
Kenneth M. Manell Age: 37	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004 – September 2006).
Aaron M. Marcus Age: 39	Vice President and Head of Global Human Resources	Since 2008
Vice President of all the DFA Entities and Head of Global Human Resources of Dimensional Fund Advisors LP. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Age: 53	Vice President, Chief Financial Officer and Treasurer	Since 2007
Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Age: 45	Vice President and Secretary	Vice President since 1997 and Secretary since 2000
Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited. Director, Vice President and Secretary of Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively).

Christian Newton Age: 34	Vice President	Since 2009
Vice President of all the DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (since January 2008). Formerly, Design Manager (2005 – 2008) and Web Developer (2002 – 2005) of Dimensional Fund Advisors LP.

Carolyn L. O Age: 35	Vice President	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004 – September 2007).
Gerard K. O’Reilly Age: 33	Vice President	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006).
Daniel C. Ong Age: 36	Vice President	Since 2009
Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Kyle K. Ozaki Age: 31	Vice President	Since 2010
Vice President of all the DFA Entities. Senior Compliance Officer for Dimensional Fund Advisors LP (since January 2008). Formerly, Compliance Officer (February 2006 – December 2007) and Compliance Analyst (August 2004 – January 2006).

Carmen Palafox Age: 35	Vice President	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya K. Park Age: 37	Vice President	Since 2005	Vice President of all the DFA Entities.
David A. Plecha Age: 48	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Michael J. Porter Age: 43	Vice President	Since 2010
Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since October 2006). Formerly, Vice President, Client Services at Metropolitan West Asset Management (July 2001 – August 2006).

Theodore W. Randall Age: 36	Vice President	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2006 to 2008); Systems Developer of Dimensional Fund Advisors LP (2001 to 2006).
L. Jacobo Rodríguez Age: 38	Vice President	Since 2005	Vice President of all the DFA Entities. Formerly, Institutional client service representative of Dimensional Fund Advisors LP (August 2004 to July 2005)
Julie A. Saft Age: 50	Vice President	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional Fund Advisors LP (since July 2008). Formerly, Senior Manager at Vanguard (November 1997 – July 2008).
David E. Schneider Age: 64	Vice President	Since 2001	Vice President of all the DFA Entities. Director of Institutional Services of Dimensional Fund Advisors LP.
Walid A. Shinnawi Age: 48	Vice President	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional Fund Advisors LP (since March 2006). Formerly, Senior Director at Moody’s KMV (1999-March 2006).
Bruce A. Simmons Age: 45	Vice President	Since 2009
Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005 – May 2007); Vice President Business Development at CUADPRO Marketing (July 2003 – September 2005).

Ted R. Simpson Age: 41	Vice President	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional Fund Advisors LP (since December 2002).
Bryce D. Skaff Age: 35	Vice President	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional Fund Advisors LP (December 1999 to January 2007).
Grady M. Smith Age: 53	Vice President	Since 2004	Vice President of all the DFA Entities.
Carl G. Snyder Age: 46	Vice President	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Age: 62	Vice President	Since 2004	Vice President of all the DFA Entities.
Bradley G. Steiman Age: 36	Vice President	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Age: 51	Vice President	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002 – 2007).
Karen E. Umland Age: 43	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Age: 40	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).
Weston J. Wellington Age: 58	Vice President	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Age: 33	Vice President	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional Fund Advisors LP. Formerly, Portfolio Manager (2006 to 2007) and Trader (2001 to 2006).
Paul E. Wise Age: 54	Vice President	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional Fund Advisors LP (since 2004).

1	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

Because this Portfolio has not been offered prior to the date of this SAI, the Directors and officers as a group owned less than 1% of the outstanding shares of the Portfolio.

SERVICES TO THE FUND

Administrative Services

BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) (“BNY Mellon”), 301 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing, and transfer agent for the Portfolio.  The services provided by BNY Mellon are subject to supervision by the executive officers and the Board of Directors of the Fund and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodian, and transfer and dividend disbursing agency services.  For the administrative and accounting services provided by BNY Mellon, the Portfolio pays BNY Mellon annual fees that are calculated daily and paid monthly according to a fee schedule based on the aggregate average net assets in the Fund Complex, which includes four registered investment companies and a group trust.  The fee schedule is set forth in the table below:

.0110% of the Fund Complex’s first $50 billion of average net assets;
.0085% of the Fund Complex’s next $25 billion of average net assets; and
.0075% of the Fund Complex’s average net assets in excess of $75 billion.

The fees charged to the Portfolio under the fee schedule are allocated to the Portfolio based on its pro rata portion of the aggregate average net assets of the Fund Complex.

The Portfolio is also subject to a monthly fee of $2,083.  The Portfolio also pays an annual fee of $5,000 on a monthly basis to BNY Mellon for administrative and accounting services in connection with the Subsidiary.

The Portfolio also pays separate fees to BNY Mellon with respect to the services BNY Mellon provides as transfer agent and dividend disbursing agent.

Custodian

Citibank, N.A., 111 Wall Street, New York, New York, 10005, serves as the global custodian for the Portfolio.

Distributor

The Fund’s shares are distributed by DFA Securities LLC (formerly, DFA Securities Inc.) (“DFAS”), a wholly-owned subsidiary of the Advisor.  DFAS is registered as a limited purpose broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority.  The principal business address of DFAS is 1299 Ocean Avenue, Santa Monica, California 90401.

DFAS acts as an agent of the Fund by serving as the principal underwriter of the Fund’s shares.  Pursuant to the Distribution Agreement with the Fund, DFAS uses its best efforts to seek or arrange for the sale of shares of the Fund, which are continuously offered.  No sales charges are paid by investors or the Fund.  No compensation is paid by the Fund to DFAS under the Distribution Agreement.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as legal counsel to the Fund.  Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”) is the independent registered public accounting firm for the Fund and audits the annual financial statements of the Portfolio.  PwC’s address is Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042.

ADVISORY FEES

David G. Booth and Rex A. Sinquefield, as directors and/or officers of the Advisor and shareholders of the outstanding stock of the Advisor’s general partner, may be deemed controlling persons of the Advisor.  Mr. Booth also serves as Director and officer of the Fund.  For the services it provides as investment advisor to the Portfolio, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Portfolio.  As of the date of this SAI, the Portfolio has not commenced operations, so the Portfolio has not paid any management fees.

Pursuant to a Fee Waiver and Expense Assumption Agreement for the Portfolio, the Advisor has agreed to waive all or a portion of the management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other investment companies managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (the “Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses to no more than 0.55% of the Portfolio’s average net assets on an annualized basis (the “Expense Limitation Amount”).  At any time that the Portfolio Expenses of the Portfolio are less than the Portfolio’s Expense Limitation Amount, the Advisor retains the right to seek reimbursement for the amount of any remaining management fees previously waived to the extent that such reimbursement will not cause the Portfolio’s annualized Portfolio Expenses to exceed the Portfolio’s Expense Limitation Amount.  The Portfolio is not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement.  The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through March 1, 2012, and may not be terminated by the Advisor prior to that date.

PORTFOLIO MANAGERS

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio, including running buy and sell programs based on the parameters established by the Investment Committee.  Stephen A. Clark and David A. Plecha are the portfolio managers that coordinate the efforts of all other portfolio managers with respect to the day-to-day management of the Portfolio.  Because the Portfolio has not commenced operations prior to the date of the SAI, the portfolio managers did not own any shares of the Portfolio.

Description of Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of the Advisor and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that the portfolio managers manage.  The Advisor reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

·	Base salary. Each portfolio manager is paid a base salary. The Advisor considers the factors described above to determine each portfolio manager’s base salary.

·	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of the Advisor, as determined from time to time by the Board of Directors of the Advisor or its delegates.  Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in the Advisor’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations.  Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Other Managed Accounts

In addition to the Portfolio, the portfolio managers manage:  (i) other U.S. registered investment companies advised or sub-advised by the Advisor; (ii) other pooled investment vehicles that are not U.S. registered mutual funds; and (iii) other accounts managed for organizations and individuals.  The following table sets forth information regarding the total accounts for which the portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities:

Name of Portfolio Manager	Number of Accounts Managed and Total Assets by Category As of October 31, 2009
Stephen A. Clark
·88 U.S. registered mutual funds with $104,620 million in total assets under management.
·23 unregistered pooled investment vehicles with $23,160 million in total assets under management.  Out of these unregistered pooled investment vehicles, one client with an investment of $211 million in an unregistered pooled investment vehicle pays a performance-based advisory fee.
·70 other accounts with $7,541 million in total assets under management of which one account with $561 million in assets may be subject to a performance fee.

David A. Plecha
·17 U.S. registered mutual funds with $17,835 million in total assets under management.
·10 unregistered pooled investment vehicles with $16,629 million in total assets under management.
·6 other accounts with $149 million in total assets under management.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and other accounts.  Other accounts include registered mutual funds (other than the Portfolio), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”).  An Account may have a similar investment objective to the Portfolio, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by the Portfolio.  Actual or apparent conflicts of interest include:

·
Time Management.  The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Account.  The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

·
Investment Opportunities.  It is possible that at times identical securities will be held by more than one portfolio and/or Account.  However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts.  To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

·
Broker Selection.  With respect to securities transactions for the portfolios, the Advisor determines which broker to use to execute each order, consistent with the Advisor’s duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separate accounts), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Advisor or its affiliates may place separate, non-simultaneous, transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

·
Performance-Based Fees.  For some Accounts, the Advisor may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for the Advisor with regard to Accounts where the Advisor is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where the Advisor might share in investment gains.

·
Investment in an Account.  A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolio or other Accounts for which he or she has portfolio management responsibilities.

The Advisor and the Fund have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

GENERAL INFORMATION

The Fund was incorporated under Maryland law on June 15, 1981.  Until June 1983, DFAIDG was named DFA Small Company Fund Inc.

CODE OF ETHICS

The Fund, the Advisor, DFA Australia Limited, DFA Fund Advisors Ltd. and DFAS have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolio.  The Code of Ethics is designed to ensure that access persons act in the interest of the Portfolio and its shareholders with respect to any personal trading of securities.  Under the Code of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by the Portfolio unless their proposed purchases are approved in advance.  The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

SHAREHOLDER RIGHTS

The shares of the Portfolio, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares.  Each share of common stock represents an equal proportional interest in the assets and liabilities of the Portfolio and has identical, non-cumulative voting, dividend, redemption liquidation, and other rights and preferences.

With respect to matters that require shareholder approval, shareholders are entitled to vote only with respect to matters that affect the interest of the portfolio of shares that they hold, except as otherwise required by applicable law.  If liquidation of the Fund should occur, shareholders would be entitled to receive, on a per class basis, the assets of the particular portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular portfolio.  Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law.  The Fund’s bylaws provide that special meetings of shareholders shall be called at the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at such meeting.  Such meeting may be called to consider any matter, including the removal of one or more directors.  Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund.

Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover of this SAI.  Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

PRINCIPAL HOLDERS OF SECURITIES

Because the Portfolio has not been offered prior to the date of this SAI, no person beneficially owned 5% or more of the outstanding shares of the Portfolio as of the date of this SAI.

PURCHASE OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “PURCHASE OF SHARES.”

The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange (“NYSE”) is open for business, regardless of whether the Federal Reserve System is closed.  However, no purchases by wire may be made on any day that the Federal Reserve System is closed.  The Fund will generally be closed on days that the NYSE is closed.  The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day.  Orders for redemptions and purchases will not be processed if the Fund is closed.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund or the Portfolio.  Securities accepted in exchange for shares of the Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

The Fund or its transfer agent may from time to time appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors.  With respect to purchases and redemptions through a sub-transfer agent, the Fund will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order.  Shares of the Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

Management believes that any dilutive effect of the cost of investing the proceeds of the sale of the shares of the Portfolio is minimal and, therefore, the shares of the Portfolio are currently sold at net asset value, without imposition of a reimbursement fee.  Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolio.  Any such charges will be described in the prospectus.

REDEMPTION AND TRANSFER OF SHARES

The following information supplements the information set forth in the Prospectus under the caption “REDEMPTION OF SHARES.”

The Fund may suspend redemption privileges or postpone the date of payment:  (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (3) for such other periods as the SEC may permit.

Shareholders may transfer shares of the Portfolio to another person by making a written request to the Advisor who will transmit the request to the transfer agent.  The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer.  The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described in the Prospectus under “REDEMPTION OF SHARES.”  As with redemptions, the written request must be received in good order before any transfer can be made.

TAXATION OF THE PORTFOLIO AND ITS SHAREHOLDERS

The following is a summary of some of the federal income tax consequences of investing in the Portfolio.  Unless you are invested in the Portfolio through a qualified retirement plan, you should consider the tax implications of investing and consult your own tax advisor.  No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxation Of The Portfolio And Its Shareholders” section is based on the Code and applicable regulations in effect on the date of this SAI.  Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders.  Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Portfolio.

Taxation of the Portfolio

The Portfolio intends to elect and qualify each year as a “regulated investment company” under Subchapter M of the Code.  If the Portfolio qualifies, the Portfolio will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

Qualification as a regulated investment company.  In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

·
Distribution Requirement ¾the Portfolio must distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (certain distributions made by the Portfolio after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

·
Income Requirement ¾the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (QPTPs).

·
Asset Diversification Test ¾the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of QPTPs.

In some circumstances, the character and timing of income realized by the Portfolio for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (the “IRS”) with respect to such type of investment may adversely affect the Portfolio’s ability to satisfy these requirements.  See, “Investment in Complex Securities” below with respect to the application of these requirements to certain types of investments.  In other circumstances, the Portfolio may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Portfolio’s income and performance.

The Portfolio may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If the Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash.  If the IRS determines that the Portfolio’s allocation is improper and that the Portfolio has under-distributed its income and gain for any taxable year, the Portfolio may be liable for federal income and/or excise tax.  In addition, any such under-distribution of income might cause the Portfolio to fail to satisfy the Income Requirement and thereby not qualify as a regulated investment company for such taxable year.

If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Portfolio’s current and accumulated earnings and profits.  Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance.  It is possible that the Portfolio will not qualify as a regulated investment company in any given tax year.  Moreover, the Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover.  For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate (except in a money market fund that maintains a stable net asset value) may result in higher taxes.  This is because the Portfolio with a high turnover rate is likely to generate more short-term and less long-term capital gain or loss than a comparable portfolio with a low turnover rate.  Any such higher taxes would reduce the Portfolio’s after-tax performance.

Capital loss carryovers. For federal income tax purposes, the Portfolio is permitted to carry forward its net realized capital losses, if any, for eight years as a short-term capital loss and use such losses, subject to applicable limitations, to offset net capital gains without being required to pay taxes on, or distribute, such gains that are offset by the losses.  However, the amount of capital losses that can be carried forward and used in any single year may be limited if the Portfolio experiences an “ownership change” within the meaning of Section 382 of the Code.  An ownership change generally results when the shareholders owning 5% or more of a fund increase their aggregate holdings by more than 50% over a three-year period.  An ownership change could result in capital loss carryovers that expire unused, thereby reducing the Portfolio’s ability to offset capital gains with those losses.  An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change.  The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another Portfolio.  Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change.

Additionally, if the Portfolio engages in a tax-free reorganization with another portfolio, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Portfolio of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other portfolio, or vice versa, thereby reducing the tax benefits Portfolio shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Undistributed capital gains.  The Portfolio may retain or distribute to shareholders its net capital gain for each taxable year.  The Portfolio currently intends to distribute net capital gains.  If the Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carry forward) at the highest corporate tax rate (currently 35%).  If the Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise tax distribution requirements.  To avoid a 4% federal excise tax, the Code requires the Portfolio to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  The Portfolio intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Foreign income tax.  Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of the Portfolio.  The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known.

Investments in Commodities

The Portfolio invests in commodity-linked derivatives and the stock of its own wholly-owned subsidiary (the “Subsidiary”) to gain exposure to the commodity markets.  This strategy may cause the Portfolio to realize more ordinary income than would be the case if the Portfolio invested directly in commodities.  Also, the commodity-linked derivatives and the income earned thereon must be taken into account by the Portfolio in complying with the Distribution and Income Requirements and the Asset Diversification Test as described below.

Distribution Requirement.  The Portfolio intends to distribute the Subsidiary’s income each year in satisfaction of the Portfolio’s Distribution Requirement.  The Subsidiary will be classified for federal income tax purposes as a controlled foreign corporation (CFC) with respect to the Portfolio.  As such, the Portfolio will be required to include in its gross income each year amounts earned by the Subsidiary during that year (subpart F income), whether or not such earnings are distributed by the Subsidiary to the Portfolio.  Subpart F income will be distributed by the Portfolio to shareholders each year as ordinary income and will not be qualified dividend income eligible for taxation at long-term capital gain rates.

Income Requirement.  As described above, the Portfolio must derive at least 90% of its gross income from qualifying sources to qualify as a regulated investment company.  Gains from the disposition of commodities, including precious metals, are not considered qualifying income for purposes of satisfying the Income Requirement. Also, IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Internal Revenue Code. As such, the Portfolio’s ability to utilize commodity-linked swaps as part of its investment strategy is limited to a maximum of 10% of its gross income.  However, the IRS, has issued to the Portfolio a private letter ruling concluding that the income from a form of commodity-linked note is qualifying income for these purposes.  In addition, the IRS has also issued a private letter ruling to the Portfolio concluding that income derived from the Subsidiary will be qualifying income, even if the subsidiary itself owns commodity-linked swaps, regardless of whether the Portfolio receives the income in the form of current distributions or recognizes the income in advance of receiving distributions from the subsidiary.  There can be no assurance that the IRS will not change its position with respect to some or all of these issues.  If the IRS were to change its position with respect to the conclusions reached in these private letter rulings, the Board may authorize a significant change in investment strategy or Portfolio liquidation.

The tax treatment of a Portfolio and its shareholders in the event the Portfolio fails to qualify as a RIC is described above under “Taxation of the Portfolio ─Qualification as a regulated investment company.”

Asset Diversification Test.  For purposes of the Asset Diversification Test, the Portfolio’s investment in the Subsidiary would be considered a security of one issuer.  Accordingly, the Portfolio intends to limit its investment in the Subsidiary to no more than 25% of the value of the Portfolio’s total assets in order to satisfy the Asset Diversification Test.

Taxation of the Subsidiary.  On the basis of current law and practice, the Subsidiary will not be liable for income tax in the Cayman Islands. Distributions by the Subsidiary to the Portfolio will not be subject to withholding tax in the Cayman Islands.  In addition, the Subsidiary’s investment in commodity-linked derivatives and other assets held as collateral are anticipated to qualify for a safe harbor under Code Section 864(b) so that the Subsidiary will not be treated as conducting a U.S. trade or business.  Thus, the Subsidiary should not be subject to U.S. federal income tax on a net basis.  However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business, subject to certain exemptions, including among others, exemptions for capital gains, portfolio interest and income from notional principal contracts.  It is not anticipated that the Subsidiary will be subject to material amounts of U.S. withholding tax on its portfolio investments.  The Subsidiary intends to properly certify its status as a non-U.S. person to each custodian and withholding agent to avoid U.S. backup withholding requirements discussed below.

Distributions of Net Investment Income

The Portfolio receives or derives income generally in the form of dividends and interest on its investments.  This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid to you.  If you are a taxable investor, any distributions by the Portfolio from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares.  A portion of the income dividends paid to shareholders by the Portfolio may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gains

The Portfolio may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Portfolio.  Any net capital gain of the Portfolio generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate federal excise or income taxes on the Portfolio.

Returns of Capital

If the Portfolio’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution generally will not be taxable, but will reduce each shareholder's cost basis in the Portfolio and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investment in Foreign Securities

The Portfolio may be subject to foreign withholding taxes on income from certain foreign securities.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes on the Portfolio and/or its shareholders.  Any foreign withholding taxes could reduce the Portfolio’s distributions paid to you.

Effect of foreign debt investments on distributions.  Most foreign exchange gains realized on the sale of debt securities are treated by the Portfolio as ordinary income for federal income tax purposes.  Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses.  These gains when distributed are taxable to you as ordinary income, and any losses reduce the Portfolio’s ordinary income otherwise available for distribution to you.  This treatment could increase or decrease the Portfolio’s ordinary income distributions to you, and may cause some or all of the Portfolio’s previously distributed income to be classified as a return of capital.

PFIC securities.  The Portfolio may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”).  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income.  When investing in PFIC securities, the Portfolio intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of its fiscal year.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio.  In addition, if the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed to shareholders as a taxable dividend.  Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains.  Any such taxes or interest charges could in turn reduce the Portfolio’s distributions paid to you.

Information on the Amount and Tax Character of Distributions

The Portfolio will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year.  If you have not held Portfolio shares for a full year, the Portfolio may designate and distribute to you, as ordinary income, qualified dividends, or capital gains, and in the case of non-U.S. shareholders the Portfolio may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.  Taxable distributions declared by the Portfolio in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

Sales, Exchanges and Redemptions of Portfolio Shares

In general.  If you are a taxable investor, sales, exchanges and redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes.  If you redeem your Portfolio shares, the IRS requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

Redemptions at a loss within six months of purchase.  Any loss incurred on a redemption of shares of the Portfolio held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Portfolio on those shares.

Wash sales.  All or a portion of any loss that you realize on a redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares.

Cost basis reporting.  Under the Emergency Economic Stabilization Act of 2008, the Portfolio’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Portfolio, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in the Portfolio on or after January 1, 2012.

Tax shelter reporting.  Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.

U.S. Government Securities

To the extent the Portfolio invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Portfolio.  The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporate shareholders.

Qualified Dividend Income for Individuals

For individual shareholders, a portion of the dividends paid by the Portfolio may be qualified dividend income, which is eligible for taxation at long-term capital gain rates.  Qualified dividend income means dividends paid to the Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Income derived from investments in derivatives, fixed-income securities, U.S. REITs, passive foreign investment companies (PFICs), and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  Additionally, income from the Subsidiary will not be eligible for treatment as qualified dividend income.

Both the Portfolio and the investor must meet certain holding period requirements to qualify Portfolio dividends for this treatment.  Specifically, the Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment.  When counting the number of days you held your Portfolio shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return.  Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Portfolio will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of the Portfolio’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by the Portfolio with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by the Portfolio may qualify for the dividends-received deduction.  The portion of dividends paid by the Portfolio that so qualifies will be designated each year in a notice mailed to the Portfolio’s shareholders, and cannot exceed the gross amount of dividends received by the Portfolio from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Portfolio if the Portfolio was a regular corporation.  Dividends paid by the Portfolio from interest on debt securities or dividends earned on portfolio securities of non-U.S. issuers are not expected to qualify for the corporate dividends-received deduction.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.

The amount that the Portfolio may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Portfolio were debt-financed or held by the Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Portfolio dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Limitation on Deductibility of Losses

Losses incurred on the sale of securities by the Portfolio to another portfolio will be disallowed if, as of the date of sale, the selling and purchasing funds are considered related parties.  If the selling and purchasing funds are both Portfolios (i.e., both corporations), they are treated as related parties if five or fewer persons, who are individuals, estates or trusts, own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing funds.  If the selling and purchasing funds include funds classified as a corporation and a partnership, they are treated as related parties if the same persons own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing funds.

Investment in Complex Securities

The Portfolio may invest in complex securities and such investments may be subject to numerous special and complicated tax rules.  These rules could affect whether gains or losses recognized by the Portfolio are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio, defer the Portfolio’s ability to recognize losses, and subject the Portfolio to U.S. federal income tax on income from certain of the Portfolio’s, foreign investments.  In turn, these rules may affect the amount, timing and/or tax character of the Portfolio’s income and, in turn, of the income distributed to you.

Derivatives.  The Portfolio may invest in certain options, futures and foreign currency contracts.  If the Portfolio makes these investments, it could be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses.  In determining its net income for excise tax purposes, the Portfolio also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Securities Lending.  While securities are loaned out by the Portfolio, the Portfolio will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Short sales.  The Portfolio’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.

Tax straddles.  The Portfolio’s investment in options, futures and foreign currency contracts in connection with certain hedging transactions could cause the Portfolio to hold offsetting positions in securities.  If the Portfolio's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Portfolio could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Convertible debt.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Certain fixed-income investments.  Gain recognized on the disposition of a debt obligation purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation unless the Portfolio made a current inclusion election to accrue market discount into income as it accrues.  If the Portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Portfolio is generally required to include in gross income each year the portion of the original issue discount which accrues during such year.  Therefore, the Portfolio’s investment in such securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, the Portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for the Portfolio.  Tax rules are not entirely clear about issues such as whether and to what extent the Portfolio should recognize market discount on a debt obligation, when the Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent the Portfolio may take deductions for bad debts or worthless securities and how the Portfolio should allocate payments received on obligations in default between principal and income.  These and other related issues will be addressed by the Portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Credit default swap agreements.  The Portfolio may be permitted to enter into credit default swap agreements.  The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects.  Accordingly, while the Portfolio intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment.  The Portfolio intends to monitor developments in this area.  Certain requirements that must be met under the Code in order for the Portfolio to qualify as a regulated investment company may limit the extent to which the Portfolio will be able to engage in credit default swap agreements.

Investment in U.S. REITs.  A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits.  Capital gain dividends paid by a U.S. REIT to the Portfolio will be treated as long term capital gains by the Portfolio and, in turn, may be distributed by the Portfolio to its shareholders as a capital gain distribution.  Such Portfolio's investment in a U.S. REIT may require the Portfolio to accrue and distribute income not yet received.  In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so).  The Portfolio's investment in a U.S. REIT may at other times result in the Portfolio's receipt of cash in excess of the U.S. REIT's earnings; if the Portfolio distributes such amounts, such distribution could constitute a return of capital to Portfolio shareholders for federal income tax purposes.  If a U.S. REIT is operated in a manner that fails to qualify as a U.S. REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Investment in Complex Securities ¾ Investment in taxable mortgage pooling vehicles (excess inclusion income)” and “Non-U.S. Investors ¾ Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs.  While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Portfolio in a non-U.S. REIT may subject the Portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located.  The Portfolio’s pro rata share of any such taxes will reduce the Portfolio’s return on its investment.  The Portfolio’s investment in a non U.S. REIT may be considered an investment in a PFIC, as discussed above in “Investment in Foreign Securities- PFIC securities.”  Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Investment in Foreign Securities.”  Also, the Portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pooling vehicles (excess inclusion income).  The Portfolio may invest in U.S. REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.”

Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events.  The excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly.  In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in the Portfolio, then the Portfolio will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.  The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income.  While the Portfolios do not intend to invest in U.S. REITs, a substantial portion of the assets of which generates excess inclusion income, there can be no assurance that the Portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to any Portfolio that receives income from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to the Portfolio because it has a non-REIT strategy.  Shareholders should talk to their tax advisors about the potential tax consequences of the Portfolio’s receipt and distribution of excess inclusion income.

Investments in partnerships and qualified publicly traded partnerships (QPTP).  For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund.  For purposes of testing whether the Portfolio satisfies the Asset Diversification Test, the Portfolio is generally treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Portfolio — Qualification as a regulated investment company.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities).  All of the net income derived by the Portfolio from an interest in a QPTP will be treated as qualifying income but the Portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause the Portfolio to fail to qualify as a regulated investment company.

Investments in securities of uncertain tax character.  The Portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS.  To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Portfolio, it could affect the timing or character of income recognized by the Portfolio, requiring the Portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, the Portfolio generally must withhold a portion of your taxable dividends and sales proceeds unless you:

·	provide your correct social security or taxpayer identification number,
·	certify that this number is correct,
·	certify that you are not subject to backup withholding, and
·	certify that you are a U.S. person (including a U.S. resident alien).

The Portfolio also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% (31% beginning January 1, 2011, unless the 28% rate is extended or made permanent) of any dividends or proceeds paid.  Certain payees and payments are exempt from backup withholding and information reporting.

The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements.  Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general.  The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Portfolio.  Exemptions from this U.S. withholding tax are provided for exempt-interest dividends, capital gain dividends paid by a Portfolio from its net long-term capital gains, and with respect to taxable years of the Portfolio beginning before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), interest-related dividends paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Portfolio shares, will be subject to backup withholding at a rate of 28% (or other applicable rate) if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends.  In general, (i) a capital gain dividend designated by the Portfolio and paid from its net long-term capital gains or (ii) with respect to taxable years of a Portfolio beginning before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), a short-term capital gain dividend designated by a Portfolio and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.  With respect to taxable years of the Portfolio beginning before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), dividends designated by the Portfolio as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax.  “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is designated by the Portfolio as an interest-related dividend may be more or less than the amount that is so qualified.  This is because the designation is based on an estimate of the Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end.  As a consequence, a Portfolio may over withhold a small amount of U.S. tax from a dividend payment.  In this case, the non-U.S. investor’s only recourse may be either to forgo recovery of the excess withholding, or to file a U.S. nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Portfolio to designate, and the Portfolio reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends.  Additionally, the Portfolio’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax-reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income.  Ordinary dividends paid by the Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  If you hold your Portfolio shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Investment in U.S. real property.  The Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs.  The sale of a U.S. real property interest (USRPI) by the Portfolio or by a U.S. REIT or U.S. real property holding corporation in which the Portfolio invests may trigger special tax consequences to the Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain.  The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) received from a U.S. REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

·
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S. REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S. REITs and U.S. real property holding corporations, and

·	You are a non-U.S. shareholder that owns more than 5% of a class of Portfolio shares at any time during the one-year period ending on the date of the distribution.
·
If these conditions are met, such Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

·
In addition, even if you do not own more than 5% of a class of Portfolio shares, but the Portfolio is a qualified investment entity, such Portfolio distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

These rules apply to dividends paid by the Portfolio before January 1, 2010 (unless such sunset date is extended, possibly retroactively to January 1, 2010, or made permanent), except that after this date, the Portfolio’s distributions from a U.S. REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Portfolio would otherwise be classified as a qualified investment entity.

Because the Portfolio expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Portfolio expects that neither gain on the sale or redemption of Portfolio shares nor Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax.  As of the date of this SAI, the U.S. federal estate tax is repealed for one year for decedents dying on or after January 1, 2010 and before January 1, 2011, unless reinstated earlier, possibly retroactively to January 1, 2010.  On and after the date the U.S. federal estate tax is reinstated, an individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies.  If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate.  The transfer certificate will identify the property (i.e., Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, the Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.  In addition, a partial exemption from U.S estate tax may apply to Portfolio shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by the Portfolio at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent.  Transfers by gift of shares of the Portfolio by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

U.S. tax certification rules.  Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.

In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.  Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign tax.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.  Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above.  Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above.  Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated the authority to vote proxies for the portfolio securities held by the Portfolio to the Advisor in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by the Advisor.  The Voting Guidelines are largely based on those developed by Risk Metrics Group, Inc. (“RMG”), an independent third party, except with respect to certain matters for which the Advisor has modified the standard voting guidelines.  A concise summary of the Voting Guidelines is provided in an Appendix to this SAI.

The Investment Committee at the Advisor is generally responsible for overseeing the Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of the Advisor and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee.  The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of the Advisor to vote proxies on behalf of the Portfolio, including all authorized traders of the Advisor.

The Advisor seeks to vote (or refrains from voting) proxies in a manner consistent with the best interests of the Portfolio as understood by the Advisor at the time of the vote.  Generally, the Advisor analyzes proxy statements on behalf of the Portfolio and instructs the vote (or refrains from voting) in accordance with the Voting Policies and the Voting Guidelines.  Since most proxies the Advisor receives are instructed to be voted in accordance with the Voting Guidelines, it normally will not be necessary for the Advisor to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Advisor during the proxy voting process.  However, the Voting Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Portfolio, and the interests of the Advisor or its affiliates.  If a Corporate Governance Committee (“Committee”) member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines (or in the case where the Voting Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of RMG), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value, or (b) determine to abstain from voting, unless abstaining would be materially adverse to the interest of the Portfolio.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of the Portfolio in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the Board of Directors of the Fund.

The Advisor will usually instruct voting of proxies in accordance with the Voting Guidelines.  The Voting Guidelines provide a framework for analysis and decision-making; however, the Voting Guidelines do not address all potential issues.  In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisor reserves the right to instruct votes counter to the Voting Guidelines if, after a review of the matter, the Advisor believes that the best interests of the Portfolio would be served by such a vote.  In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee.  To the extent that the Voting Guidelines do not cover potential voting issues, the Advisor will instruct the vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that the Advisor believes would be in the best interests of the Portfolio.

The Advisor seeks to vote (or refrain from voting) proxies in a manner that the Advisor determines is in the best interests of the Portfolio and which seeks to maximize the value of the Portfolio’s investments.  In some cases, the Advisor may determine that it is in the best interests of the Portfolio to refrain from exercising proxy voting rights.  The Advisor may determine that voting is not in the best interest of the Portfolio and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisor’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of the Portfolio’s investment and that it is in the Portfolio’s best interests to do so.  In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions.  The Advisor does not intend to vote proxies of non-U.S. companies if the Advisor determines that the expected economic costs from voting outweigh the anticipated economic benefit to the Portfolio associated with voting.  The Advisor intends to make its determination on whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally seeks to implement uniform voting procedures for all proxies of companies in a country.  The Advisor periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio-by-portfolio and country-by-country basis, in order to determine if there have been any material changes that would affect the Advisor’s decision of whether or not to vote.  In the event the Advisor is made aware of and believes an issue to be voted is likely to materially affect the economic value of the Portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, the Advisor will seek to make every reasonable effort to vote such proxies.

The Advisor and the Fund have retained Institutional Shareholder Services, Inc., which was acquired by RMG, to provide certain services with respect to proxy voting.  RMG provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the Portfolio; and provides reports concerning the proxies voted (the “Proxy Voting Services”).  In addition, the Advisor may retain the services of supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Voting Guidelines.  Although the Advisor retains third-party service providers for proxy issues, the Advisor remains responsible for proxy voting decisions.  In this regard, the Advisor uses commercially reasonable efforts to oversee the directed delegation to third-party proxy voting service providers, upon which the Advisor relies to carry out the Proxy Voting Services.  In the event that the Voting Guidelines are not implemented precisely as the Advisor intends because of the actions or omissions of any third party service providers, custodians or sub-custodians or other agents or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisor as a breach of the Voting Policies.

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year is available, no later than August 31 of each year, without charge, (i) upon request, by calling collect:  (512) 306-7400 or (ii) on the Advisor’s website at http://www.dimensional.com and (iii) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Advisor and the Board of Directors of the Fund have adopted a policy (the “Policy”) to govern disclosure of the portfolio holdings of the Portfolio (“Holdings Information”), and to prevent the misuse of material non-public Holdings Information.  The Advisor has determined that the Policy and its procedures:  (1) are reasonably designed to ensure that disclosure of Holdings Information is in the best interests of the shareholders of the Portfolio, and (2) appropriately address the potential for material conflicts of interest.

Disclosure of Holdings Information as Required by Applicable Law.  Holdings Information (whether a partial listing of portfolio holdings or a complete listing of portfolio holdings) shall be disclosed to any person as required by applicable law, rules, and regulations.

Disclosure of Holdings Information to Recipients.  Each of the Advisor’s Chairman, Director of Institutional Services, Head of Portfolio Management and Trading and General Counsel (together, the “Designated Persons”) may authorize disclosing non-public Holdings Information more frequently or at different periods than as described above solely to those financial advisors, registered accountholders, authorized consultants, authorized custodians, or third-party data service providers (each a “Recipient”) who:  (i) specifically request the more current non-public Holdings Information, and (ii) execute a Use and Nondisclosure Agreement (each a “Nondisclosure Agreement”).  Each Nondisclosure Agreement subjects the Recipient to a duty of confidentiality with respect to the non-public Holdings Information, and prohibits the Recipient from trading based on the non-public Holdings Information.  Any non-public Holdings Information that is disclosed shall not include any material information about the Portfolio’s trading strategies or pending portfolio transactions.  The non-public Holdings Information provided to a Recipient under a Nondisclosure Agreement, unless indicated otherwise, is not subject to a time delay before dissemination.  Designated Persons may also approve the distribution of Holdings Information for the Portfolio more frequently or at a period other than as described above.

As of November 2, 2010, the Advisor and the Portfolio had ongoing arrangements with the following Recipients to make available non-public Holdings Information:

Recipient	Business Purpose	Frequency
Citibank, N.A.	Fund Custodian	Daily
BNY Mellon Investment Servicing (US) Inc.	Fund Administrator, Accounting Agent, and Transfer Agent	Daily
PricewaterhouseCoopers LLP	Independent registered public accounting firm	Upon Request
Citibank, N.A.	Middle office operational support service provider to the Advisor	Daily

In addition, certain employees of the Advisor and its subsidiaries receive Holdings Information on a quarterly, monthly, or daily basis, or upon request, in order to perform their business functions.  None of the Portfolio, the Advisor, or any other party receives any compensation in connection with these arrangements.

The Policy includes the following procedures to ensure that disclosure of Holdings Information is in the best interests of shareholders, and to address any conflicts between the interests of shareholders, on the one hand, and the interests of the Advisor, DFAS, or any affiliated person of the Fund, the Advisor, or DFAS, on the other.  In order to protect the interests of shareholders and the Portfolio, and to ensure no adverse effect on shareholders in the limited circumstances where a Designated Person is considering making non-public Holdings Information available to a Recipient, the Advisor’s Director of Institutional Services and the Chief Compliance Officer will consider any conflicts of interest.  If the Chief Compliance Officer, following appropriate due diligence, determines in his or her reasonable business judgment that:  (1) the Portfolio has a legitimate business purpose for providing the non-public Holdings Information to a Recipient, and (2) disclosure of non-public Holdings Information to the Recipient would be in the interests of the shareholders and outweighs possible reasonably anticipated adverse effects, then the Chief Compliance Officer may approve the proposed disclosure.

The Chief Compliance Officer documents all disclosures of non-public Holdings Information (including the legitimate business purpose for the disclosure), and periodically reports to the Board on such arrangements.  The Chief Compliance Officer also is responsible for ongoing monitoring of the distribution and use of non-public Holdings Information.  Such arrangements are reviewed by the Chief Compliance Officer on an annual basis.

Specifically, the Chief Compliance Officer requests an annual certification from each Recipient that the Recipient has complied with all terms contained in the Nondisclosure Agreement.  Recipients who fail to provide the requested certifications are prohibited from receiving non-public Holdings Information.

The Board exercises continuing oversight of the disclosure of Holdings Information by:  (1) overseeing the implementation and enforcement of the Policy by the Chief Compliance Officer of the Advisor and of the Fund; (2) considering reports and recommendations by the Chief Compliance Officer concerning the implementation of the Policy and any material compliance matters that may arise in connection with the Policy; and (3) considering whether to approve or ratify any amendments to the Policy.  The Advisor and the Board reserve the right to amend the Policy at any time, and from time to time without prior notice, in their sole discretion.

Prohibitions on Disclosure of Portfolio Holdings and Receipt of Compensation.  No person is authorized to disclose Holdings Information or other investment positions (whether online at http://www.dimensional.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policy.  In addition, no person is authorized to make disclosure pursuant to the Policy if such disclosure is otherwise in violation of the antifraud provisions of the federal securities laws.

The Policy prohibits the Portfolio, the Advisor, or an affiliate thereof from receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of non-public Holdings Information or other investment positions.  “Consideration” includes any agreement to maintain assets in the Portfolio or in other investment companies or accounts managed by the Advisor or by any affiliated person of the Advisor.

The Policy and its procedures are intended to provide useful information concerning the Portfolio to existing and prospective shareholders, while at the same time preventing the improper use of Holdings Information.  However, there can be no assurance that the furnishing of any Holdings Information is not susceptible to inappropriate uses, particularly in the hands of sophisticated investors, or that the Holdings Information will not in fact be misused in other ways, beyond the control of the Advisor.

FINANCIAL STATEMENTS

Because the Portfolio had not commenced operations as of October 31, 2010, the annual reports of the Fund for the fiscal year ended October 31, 2010 do not contain any data regarding the Portfolio.

PERFORMANCE DATA

The Portfolio may compare its investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available.  Such indices are generally unmanaged and are prepared by entities and organizations that track the performance of investment companies or investment advisors.  Unmanaged indices often do not reflect deductions for administrative and management costs and expenses.  The performance of the Portfolio may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  Any performance information, whether related to the Portfolio or to the Advisor, should be considered in light of the Portfolio’s investment objective and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

APPENDIX

Concise Summary of 2010 U.S. Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2010

In order to provide greater analysis on shareholder meetings involving companies of which the Advisor’s clients have a significant aggregate holding, the Advisor has elected to receive research reports for certain meetings, as indicated below, from one or both of Glass Lewis and Proxy Governance, Inc. (“PGI”) in addition to RiskMetrics Group Inc. (“RMG”) (each, a “Proxy Service Provider”).

Specifically, the Advisor will obtain research from one or more Proxy Service Providers in addition to RMG for shareholder meetings where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues; or Compensation Issues about which the Advisor has been contacted by the solicitor, the issuer or a third party.  Additionally, the Advisor will obtain research from one or more Proxy Service Providers to supplement research from RMG for any shareholder meeting that involves a proxy contest.  Finally, regardless of whether the Advisor’s clients hold a significant aggregate holding in the issuer, the Advisor may seek research from additional Proxy Service Providers for meetings involving compensation issues where the Advisor has been contacted by the solicitor, the issuer or a third party and the Advisor, in its discretion, has deemed that additional research is warranted.

Where research is obtained from multiple Proxy Service Providers in accordance with these Guidelines, the Advisor will first review the research reports obtained from RMG and Glass Lewis.1  If the research reports from RMG and Glass Lewis agree, the Advisor will vote accordingly.  If the research reports from RMG and Glass Lewis are inconsistent, the Advisor will obtain research from PGI and vote in line with the majority position based on the information from the three Proxy Service Providers.  For any meeting where research is available only from RMG and one other Proxy Service Provider and the reports do not agree, the Advisor will vote in line with the RMG recommendation.

1. Routine/Miscellaneous:
Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:
·	An auditor has a financial interest in or association with the company, and is therefore not independent;
·	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
·	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
·	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
·	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

2. Board of Directors:
Votes on director nominees should be determined on a CASE-BY-CASE basis.
Four fundamental principles apply when determining votes on director nominees:
·	Board Accountability
·	Board Responsiveness
·	Director Independence
·	Director Competence

Board Accountability

Problematic Takeover Defenses

1 For any meeting where multiple reports are to be obtained and for which Glass Lewis has not issued a report, the Advisor will obtain research from PGI, if available.

VOTE WITHHOLD/AGAINST2 the entire board of directors (except new nominees3, who should be considered on a CASE-by-CASE basis), if:
·
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

·	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;
·
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

·	The board makes a material adverse change to an existing poison pill without shareholder approval.
Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
·
The date of the pill‘s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

·	The issuer‘s rationale;
·	The issuer's governance structure and practices; and
·	The issuer's track record of accountability to shareholders.
Problematic Audit-Related Practices
Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:
·	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
·	The company receives an adverse opinion on the company’s financial statements from its auditor; or
·
There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:
·
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices
VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:
·	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);
·	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm's equity plan;
·	The company fails to submit one-time transfers of stock options to a shareholder vote;
·	The company fails to fulfill the terms of a burn rate commitment made to shareholders;
·	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Other Problematic Governance Practices
VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

2 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

3 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

·
The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

·
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

-	A classified board structure;
-	A supermajority vote requirement;
-	Majority vote standard for director elections with no carve out for contested elections;
-	The inability for shareholders to call special meetings;
-	The inability for shareholders to act by written consent;
-	A dual-class structure; and/or
-	A non-shareholder approved poison pill.
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:
·	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
·	Failure to replace management as appropriate; or
·
Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:
·
The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

·
The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

·	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or
·
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the Summary Guidelines) when:
·	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
·	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
·	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
·	The full board is less than majority independent.
Director Competence

Vote AGAINST or WITHHOLD from individual directors who:
·
Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

-	Degree to which absences were due to an unavoidable conflict;
-	Pattern of absenteeism; and
-	Other extraordinary circumstances underlying the director’s absence;
·	Sit on more than six public company boards;4
·	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

4 Dimensional will screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

Voting for Director Nominees in Contested Elections5

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
·	Long-term financial performance of the target company relative to its industry;
·	Management’s track record;
·	Background to the proxy contest;
·	Qualifications of director nominees (both slates);
·	Strategic plan of dissident slate and quality of critique against management;
·	Likelihood that the proposed goals and objectives can be achieved (both slates);
·	Stock ownership positions.
Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features:
·
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
-	serves as liaison between the chairman and the independent directors;
-	approves information sent to the board;
-	approves meeting agendas for the board;
-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
-	has the authority to call meetings of the independent directors;
-	if requested by major shareholders, ensures that he is available for consultation and direct communication;
·	Two-thirds independent board;
·	All independent key committees;
·	Established governance guidelines;
·
A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

·	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
-	Egregious compensation practices;
-	Multiple related-party transactions or other issues putting director independence at risk;
-	Corporate and/or management scandals;
-	Excessive problematic corporate governance provisions; or
-	Flagrant board or management actions with potential or realized negative impact on shareholders.

3. Shareholder Rights & Defenses:6
Net Operating Loss (NOL) Protective Amendments

For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:
·
The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in  a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

·	The value of the NOLs;
·	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
·
The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns;  and

·	Any other factors that may be applicable.

5 The Advisor will obtain and review research from RMG and one or more other Proxy Service Providers for all contested elections and will in most cases vote in accordance with the majority recommendation of the Proxy Service Providers.

6 Where the Advisor’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, the Advisor will obtain and review research from RMG and one or more other Proxy Service Providers.

Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

·	Shareholders have approved the adoption of the plan; or
·
The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

·	No lower than a 20% trigger, flip-in or flip-over;
·	A term of no more than three years;
·	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
·
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)

Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:

·	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
·	The value of the NOLs;
·	The term;
·	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
·
The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

·	Any other factors that may be applicable.
Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

·	Shareholders’ current right to call special meetings;
·	Minimum ownership threshold necessary to call special meetings (10% preferred);
·	The inclusion of exclusionary or prohibitive language;
·	Investor ownership structure; and
·	Shareholder support of and management’s response to previous shareholder proposals.
Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

·	Ownership structure;
·	Quorum requirements; and
·	Supermajority vote requirements.

4. Capital/Restructuring:7
Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

·	Past Board Performance:
o	The company’s use of authorized shares during the last three years;
o	One- and three-year total shareholder return; and
o	The board’s governance structure and practices;
·	The Current Request:
o	Disclosure in the proxy statement of the specific reasons for the proposed increase;
o
The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and

o	Risks to shareholders of not approving the request.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

·	Past Board Performance:
o	The company’s use of authorized preferred shares during the last three years;
o	One- and three-year total shareholder return; and
o	The board’s governance structure and practices;
·	The Current Request:
o	Disclosure in the proxy statement of specific reasons for the proposed increase;
o
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and

o	Whether the shares requested are blank check preferred shares, and whether they are declawed.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
·
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
·
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

·
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

7 Where the Advisor’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, the Advisor will obtain and review research from RMG and one or more other Proxy Service Providers.

5. Compensation:8
Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

·	The total cost of the company’s equity plans is unreasonable;
·	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
·
The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

·	The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;
·
Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

·	The plan is a vehicle for problematic pay practices.

8 Where the Advisor’s clients have a significant aggregate holding of a company, the company is soliciting votes on these issues, and the Advisor has been contacted by either the solicitor, the issuer or a third party, the Advisor will obtain and review research from RMG and one or more other Proxy Service Providers.  Alternatively, if a company held by the Advisor’s clients is soliciting votes on these issues and the Advisor has been contacted by either the solicitor, the issuer or a third party, the Advisor may deem additional research is warranted and may obtain and review research from RMG and one or more other Proxy Service Providers.

Other Compensation Proposals and Policies

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices- dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.
Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.
Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:
·	There is a misalignment between CEO pay and company performance (pay for performance);
·	The company maintains problematic pay practices;
·	The board exhibits poor communication and responsiveness to shareholders.
Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
·
Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A).  Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

·
Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

·
Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.
Focus on companies with sustained underperformance relative to peers, considering the following key factors:
·	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and
·
Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment.  Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return.  Also consider the mix of performance-based compensation relative to total compensation.  In general, standard stock options or time-vested restricted stock are not considered to be performance-based.  If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program.  The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
·	Problematic practices related to non-performance-based compensation elements;
·	Incentives that may motivate excessive risk-taking; and
·	Options Backdating.
Non-Performance based Compensation Elements
Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.
While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010_compensation_FAQ:
·	Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;
·	Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;
·	Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;
·
Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);

·	Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)
·	Dividends or dividend equivalents paid on unvested performance shares or units;
·	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or
·
Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).

Incentives that may Motivate Excessive Risk-Taking
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:
·	Guaranteed bonuses;
·	A single performance metric used for short- and long-term plans;
·	Lucrative severance packages;
·	High pay opportunities relative to industry peers;
·	Disproportionate supplemental pensions; or
·	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.
Options Backdating
Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:
·	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
·	Duration of options backdating;
·	Size of restatement due to options backdating;
·	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
·	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.
Board Communications and Responsiveness
Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:

·	Poor disclosure practices, including:
-	Unclear explanation of how the CEO is involved in the pay setting process;
-	Retrospective performance targets and methodology not discussed;
-	Methodology for benchmarking practices and/or peer group not disclosed and explained.
·	Board’s responsiveness to investor input and engagement on compensation issues, for example:
-	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.
Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
·	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
·	Rationale for the re-pricing--was the stock price decline beyond management's control?
·	Is this a value-for-value exchange?
·	Are surrendered stock options added back to the plan reserve?
·	Option vesting--does the new option vest immediately or is there a black-out period?
·	Term of the option--the term should remain the same as that of the replaced option;
·	Exercise price--should be set at fair market or a premium to market;
·	Participants--executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.
In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.  The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time.  Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule.  Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.
Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program.  Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:
·	If the company has adopted a formal recoupment bonus policy;
·	If the company has chronic restatement history or material financial problems; or
·	If the company’s policy substantially addresses the concerns raised by the proponent.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
·	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
-	Rigorous stock ownership guidelines, or
-	A holding period requirement coupled with a significant long-term ownership requirement, or
-	A meaningful retention ratio,
·	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
·	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.
6. Social/Environmental Issues:
Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

2010 International Proxy Voting Guidelines Summary

Effective for Meetings on or after Feb. 1, 2010
In order to provide greater analysis on shareholder meetings involving companies of which the Advisor’s clients have a significant aggregate holding, the Advisor has elected to receive research reports for certain meetings, as indicated below, from one or both of Glass Lewis and Proxy Governance, Inc. (“PGI”) in addition to RiskMetrics Group Inc. (“RMG”) (each, a “Proxy Service Provider”).

Specifically, the Advisor will obtain research from one or more Proxy Service Providers in addition to RMG for shareholder meetings where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Election of Labor Representatives, Mandatory Takeover Bid Waivers/Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Related Party Transactions; or Compensation Issues about which the Advisor has been contacted by the solicitor, the issuer or a third party.  Additionally, the Advisor will obtain research from one or more Proxy Service Providers to supplement research from RMG for any shareholder meeting that involves a proxy contest.  Finally, regardless of whether the Advisor’s clients hold a significant aggregate holding in the issuer, the Advisor may seek research from additional Proxy Service Providers for meetings involving compensation issues where the Advisor has been contacted by the solicitor, the issuer or a third party and the Advisor, in its discretion, has deemed that additional research is warranted.

Where research is obtained from multiple Proxy Service Providers in accordance with these Guidelines, the Advisor will first review the research reports obtained from RMG and Glass Lewis.9  If the research reports from RMG and Glass Lewis agree, the Advisor will vote accordingly.  If the research reports from RMG and Glass Lewis are inconsistent, the Advisor will obtain research from PGI and vote in line with the majority position based on the information from the three Proxy Service Providers.  For any meeting where research is available only from RMG and one other Proxy Service Provider and the reports do not agree, the Advisor will vote in line with the RMG recommendation.

1. Operational Items

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
·	There are concerns about the accounts presented or audit procedures used; or
·	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
·	There are serious concerns about the accounts presented or the audit procedures used;
·	The auditors are being changed without explanation; or
·	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
·	There are serious concerns about the statutory reports presented or the audit procedures used;
·	Questions exist concerning any of the statutory auditors being appointed; or
·	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

9 For any meeting where multiple reports are to be obtained and for which Glass Lewis has not issued a report, the Advisor will obtain research from PGI, if available.

Vote FOR approval of the allocation of income, unless:
·	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
·	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections
Vote FOR management nominees in the election of directors, unless:
·	Adequate disclosure has not been provided in a timely manner;
·	There are clear concerns over questionable finances or restatements;
·	There have been questionable transactions with conflicts of interest;
·	There are any records of abuses against minority shareholder interests; or
·	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote on a CASE-BY-CASE basis for contested elections of directors,10 e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
Vote FOR employee and/or labor representatives11 if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives12 if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

10 The Advisor will obtain and review research from RMG and one or more other Proxy Service Providers for all contested elections and will in most cases vote in accordance with the majority recommendation of the Proxy Service Providers.

11 Where the Advisor’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, the Advisor will obtain and review research from RMG and one or more other Proxy Service Providers.

12 Where the Advisor’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, the Advisor will obtain and review research from RMG and one or more other Proxy Service Providers.

·	Material failures of governance, stewardship, or fiduciary responsibilities at the company; or
·	Failure to replace management as appropriate; or
·	Egregious actions related to the director(s)‟ service on other boards that raise substantial doubt about
·	his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the International Classification of Directors on the following page.]

RMG Classification of Directors – International Policy 2010

Executive Director
• Employee or executive of the company;
• Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
• Any director who is attested by the board to be a non-independent NED;
• Any director specifically designated as a representative of a significant shareholder of the company;
• Any director who is also an employee or executive of a significant shareholder of the company;
• Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;
• Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
• Government representative;
• Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
• Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
• Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
• Relative[1] of a current employee of the company or its affiliates;
• Relative[1] of a former executive of the company or its affiliates;
• A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
• Founder/co-founder/member of founding family but not currently an employee;
• Former executive (5 year cooling off period);
• Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
• Any additional relationship or principle considered to compromise independence under local corporate best practice guidance.
Independent NED
• No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.
Employee Representative
• Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1]  “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2]  Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3]  If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction). For Central and Eastern European countries: A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 percent.

[4]  For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
[5]  For purposes of RMG director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
·
A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

·
Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

·	Other egregious governance issues where shareholders will bring legal action against the company or its directors.
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director Compensation13
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.

Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure14

Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

13  Where the Advisor’s clients have a significant aggregate holding of a company, the company is soliciting votes on these issues, and the Advisor has been contacted by either the solicitor, the issuer or a third party, the Advisor will obtain and review research from RMG and one or more other Proxy Service Providers.  Alternatively, if a company held by the Advisor’s clients is soliciting votes on these issues and the Advisor has been contacted by either the solicitor, the issuer or a third party, the Advisor may deem additional research is warranted and may obtain and review research from RMG and one or more other Proxy Service Providers.

14  Where the Advisor’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, the Advisor will obtain and review research from RMG and one or more other Proxy Service Providers.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
·	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or
·	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:
·	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);
·	Duration does not exceed 18 months.
For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.
In addition, vote AGAINST any proposal where:
·	The repurchase can be used for takeover defenses;
·	There is clear evidence of abuse;
·	There is no safeguard against selective buybacks;
·	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

·	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;
·	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other Items

Reorganizations/Restructurings15
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions16
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:
For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
·	While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.
·	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.
·	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
·	Management should also have a favorable track record of successful integration of historical acquisitions.
·
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

·
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers17
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions18
Vote related-party transactions on a CASE-BY-CASE basis.

15  Where the Advisor’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, the Advisor will obtain and review research from RMG and one or more other Proxy Service Providers.

16  Where the Advisor’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, the Advisor will obtain and review research from RMG and one or more other Proxy Service Providers.

17  Where the Advisor’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, the Advisor will obtain and review research from RMG and one or more other Proxy Service Providers.

18  Where the Advisor’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, the Advisor will obtain and review research from RMG and one or more other Proxy Service Providers.

In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following: -
·	the parties on either side of the transaction;
·	the nature of the asset to be transferred/service to be provided;
·	the pricing of the transaction (and any associated professional valuation);
·	the views of independent directors (where provided);
·	the views of an independent financial adviser (where appointed);
·	whether any entities party to the transaction (including advisers) is conflicted; and
·	the stated rationale for the transaction, including discussions of timing.
If there is a transaction that RMG deemed problematic and that was not put to a shareholder vote, RMG may recommend against the election of the director involved in the related-party transaction or the full board.

Compensation Plans19
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms20
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR) Issues
Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

19 Where the Advisor’s clients have a significant aggregate holding of a company, the company is soliciting votes on these issues, and the Advisor has been contacted by either the solicitor, the issuer or a third party, the Advisor will obtain and review research from RMG and one or more other Proxy Service Providers.  Alternatively, if a company held by the Advisor’s clients is soliciting votes on these issues and the Advisor has been contacted by either the solicitor, the issuer or a third party, the Advisor may deem additional research is warranted and may obtain and review research from RMG and one or more other Proxy Service Providers.

20  Where the Advisor’s clients have a significant aggregate holding of a company and the company is soliciting votes on these issues, the Advisor will obtain and review research from RMG and one or more other Proxy Service Providers.